Background, Organization, and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Background, Organization, and Summary of Significant Accounting Policies
Note 1 - Background, Organization, and Summary of Significant Accounting Policies
Nature of Operations. This is a combined annual report of Southwest Gas Holdings, Inc. and its subsidiaries (the “Company”) and Southwest Gas Corporation and its subsidiaries (“Southwest” or the “natural gas distribution” segment). The notes to the consolidated financial statements apply to both entities. Southwest Gas Holdings, Inc., a Delaware corporation, is a holding company, owning all of the shares of common stock of Southwest, all of the shares of common stock of Centuri Group, Inc. (“Centuri” or the “utility infrastructure services” segment), and all of the membership interests in the newly acquired Dominion Energy Questar Pipeline, LLC and related entities through the newly formed entity, MountainWest Pipelines Holding Company (herein referred to interchangeably as “Questar Pipelines” or “MountainWest”). Questar Pipelines is a third segment, referred to as the “pipeline and storage” segment. Southwest was previously referred to as the natural gas operations segment; with the addition of the Questar Pipelines natural gas interstate transmission and storage services, Southwest, primarily consisting of intrastate natural gas service to customers, will be referred to as indicated above.
In October 2021, the Company entered into an agreement with Dominion Energy Questar Corporation, a wholly owned subsidiary of Dominion Energy, Inc., to acquire all equity interests in Questar Pipelines. On December 31, 2021, the Company completed the acquisition of Questar Pipelines. As a result of the acquisition closing on December 31, 2021, the Company’s Consolidated Statements of Income and Consolidated Statements of Cash Flows do not reflect results of operations or operating activities of Questar Pipelines otherwise occurring during 2021. Subsequent to the completion of the acquisition, and as noted above, the Company formed MountainWest, a wholly owned subsidiary, owning all of the membership interests in Questar Pipelines. Questar Pipelines, and the businesses underlying it, will be renamed under the MountainWest branding in the first half of 2022. See Note 15 - Business Acquisitions for additional information. The acquired operations further diversify the Company’s business in the midstream sector, with an expansion of interstate natural gas pipelines and underground storage services, primarily composed of regulated operations under the jurisdiction of the Federal Energy Regulatory Commission (the “FERC”), thereby expanding natural gas transportation services into Utah, Wyoming, and Colorado. The total consideration for the acquisition was $1.576 billion, including transaction costs paid on behalf of the seller and an estimated post-closing payment. The Company initially financed the purchase of this acquisition with a $1.6 billion draw under the 364-day term loan entered into in November 2021. See Note 8 - Debt for more information.
On March 1, 2022, the Company announced that its Board of Directors (the “Board”) determined to separate Centuri from Southwest Gas Holdings, Inc. and has authorized management to complete the separation within the next nine to twelve months. Management intends to evaluate various alternatives to determine the optimal structure to maximize stockholder value. Depending on the form the separation takes, it will likely be subject to a number of conditions.
Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. The timing and amount of rate relief can materially impact results of operations. Natural gas purchases and the timing of related recoveries can materially impact liquidity. Results for the natural gas distribution segment are higher during winter periods due to the seasonality incorporated in its regulatory rate structures.
Centuri is a strategic utility infrastructure services company dedicated to partnering with North America’s gas and electric providers to build and maintain the energy network that powers millions of homes across the United States (“U.S.”) and Canada. Centuri derives revenue primarily from installation, replacement, repair, and maintenance of energy networks. Centuri operations are generally conducted under the business names of NPL Construction Co. (“NPL”), NPL Canada Ltd. (“NPL Canada”), New England Utility Constructors, Inc. (“Neuco”), Linetec Services, LLC (“Linetec”), and Riggs Distler & Company, Inc. (“Riggs Distler”). Utility infrastructure services activity is seasonal in many of Centuri’s operating areas. Peak periods are the summer and fall months in colder climate areas, such as the northeastern and midwestern U.S. and in Canada. In warmer climate areas, such as the southwestern and southeastern U.S., utility infrastructure services activity continues year round. Centuri completed the acquisition of Drum Parent LLC, formerly Drum Parent, Inc. (“Drum”), including Drum’s most significant operating subsidiary, Riggs Distler, in August 2021, thereby expanding Centuri’s electric infrastructure services footprint in the northeast and mid-Atlantic regions of the U.S. See Note 15 - Business Acquisitions for more information.
MountainWest includes Dominion Energy Questar Pipeline, LLC, along with its subsidiary, Dominion Energy Overthrust Pipeline, LLC, and an equity interest in White River Hub, LLC, which is not consolidated, along with non-regulated businesses providing analytical and measurement services, and natural gas gathering.
Basis of Presentation. The Company follows accounting principles generally accepted in the United States (“U.S. GAAP”) in accounting for all of its businesses. Unless specified otherwise, all amounts are in U.S. dollars. Accounting for regulated operations conforms with U.S. GAAP as applied to rate-regulated companies and as prescribed by federal agencies and commissions of the various states in which the rate-regulated companies operate. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Consolidation. The accompanying financial statements are presented on a consolidated basis for Southwest Gas Holdings, Inc. and all subsidiaries and Southwest Gas Corporation and all subsidiaries as of December 31, 2021 (except those accounted for using the equity method as discussed below). All significant intercompany balances and transactions have been eliminated with the exception of transactions between Southwest and Centuri in accordance with accounting treatment for rate-regulated entities.
Centuri, through its subsidiaries, holds a 50% interest in W.S. Nicholls Western Construction Ltd. (“Western”), a Canadian infrastructure services company that is a variable interest entity. Centuri determined that it is not the primary beneficiary of the entity due to a shared-power structure; therefore, Centuri does not consolidate the entity and has recorded its investment, and results related thereto, using the equity method. The investment in Western, related earnings, and dividends received from Western in 2021 and 2020 were not significant. Centuri’s maximum exposure to loss as a result of its involvement with Western was estimated at $12.6 million as of December 31, 2021.
MountainWest, through its subsidiaries, holds a 50% noncontrolling interest in White River Hub, LLC, a FERC-regulated transporter of natural gas with facilities that connect with six interstate pipeline systems and a major processing plant in Colorado. As noted above, Questar Pipelines does not consolidate the entity and has recorded its investment using the equity method. The investment in White River Hub is approximately $25.6 million, the related proportional earnings and dividends for which are not expected to be significant to the Company. The investment is included in Other property and investments on the Company’s Consolidated Balance Sheet at December 31, 2021.
Fair Value Measurements. Certain assets and liabilities are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP states that a fair value measurement should be based on the assumptions that market participants would use in pricing the asset or liability and establishes a fair value hierarchy that ranks the inputs used to measure fair value by their reliability. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to fair values derived from unobservable inputs (Level 3 measurements). Financial assets and liabilities are categorized in their entirety based on the lowest level of input that is significant to the fair value measurement. The three levels of the fair value hierarchy are as follows:
Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities that a company has the ability to access at the measurement date.
Level 2 – inputs other than quoted prices included within Level 1 that are observable for similar assets or liabilities, either directly or indirectly.
Level 3 – unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.
The Company primarily used quoted market prices and other observable market pricing information (exclusive of purchase accounting adjustments as noted in Note 15 - Business Acquisitions) in valuing cash and cash equivalents, long-term debt outstanding, and assets of the qualified pension plan and the postretirement benefits other than pensions required to be recorded and/or disclosed at fair value. The Company uses prices and inputs that are current as of the measurement date, and recognizes transfers between levels at either the actual date of an event or a change in circumstance that caused the transfer.
Net Regulated Operations Plant. Net regulated operations plant includes gas plant at original cost, less the accumulated provision for depreciation and amortization, plus any unamortized balance of acquisition adjustments. Original cost generally includes contracted services, material, payroll, and related costs such as taxes and certain benefits, general and administrative expenses, and an allowance for funds used during construction, less contributions in aid of construction. See also Depreciation and Amortization below.
Other Property and Investments. Other property and investments on Southwest’s and the Company’s Consolidated Balance Sheets includes:

	December 31,
(Thousands of dollars)	2021	2020
Net cash surrender value of COLI policies	$149,947	$140,874
Other property	3,146	2,737
Total Southwest Gas Corporation	153,093	143,611
Non-regulated property, equipment, and intangibles	1,616,392	1,089,414
Non-regulated accumulated provision for depreciation and amortization	(512,343)	(422,741)
Other property and investments	59,337	23,961
Total Southwest Gas Holdings, Inc.	$1,316,479	$834,245
Included in the table above are the net cash surrender values of company-owned life insurance (“COLI”) policies. These life insurance policies on members of management and other key employees are used by Southwest to indemnify itself against the loss of talent, expertise, and knowledge, as well as to provide indirect funding for certain nonqualified benefit plans. The term non-regulated in regard to assets and related balances in the table above is in reference to the non-rate regulated operations of Centuri, and to a more limited extent, MountainWest.
Intangible Assets. Intangible assets (other than goodwill) are amortized using the straight-line method to reflect the pattern of economic benefits consumed over the estimated periods benefited. The recoverability of intangible assets is evaluated when events or circumstances indicate that a revision of estimated useful lives is warranted or that an intangible asset may be impaired. These intangible assets are included in Other property and investments on the Company’s Consolidated Balance Sheets. Centuri’s intangible assets (other than goodwill) have finite lives and are associated with businesses previously acquired (including Riggs Distler). The balances at December 31, 2021 and 2020, respectively, were as follows:

	December 31, 2021
(Thousands of dollars)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$393,834	$(42,886)	$350,948
Trade name and trademarks	79,650	(7,093)	72,557
Customer contracts backlog	4,500	(1,500)	3,000
Total	$477,984	$(51,479)	$426,505

	December 31, 2020
Customer relationships	$154,757	$(29,237)	$125,520
Trade name and trademarks	23,618	(8,954)	14,664
Customer contracts backlog	270	(270)	—
Noncompete agreements	1,931	(1,931)	—
Total	$180,576	$(40,392)	$140,184
Amortization expense for the acquired intangible assets listed above for the years ended December 31, 2021, 2020, and 2019 was $17.3 million, $10.8 million, and $10.7 million, respectively.
The estimated future amortization of the intangible assets for the next five years and thereafter is as follows:

(Thousands of dollars)
2022	$29,814
2023	26,814
2024	26,814
2025	26,769
2026	26,580
Thereafter	289,714
Total	$426,505
See Note 2 - Regulated Operations Plant and Leases for additional information regarding natural gas distribution intangible assets.
Cash and Cash Equivalents. For purposes of reporting consolidated cash flows, cash and cash equivalents include cash on hand and financial instruments with original maturities of three months or less. Such investments are carried at cost, which approximates market value. Cash and cash equivalents of the Company include $20 million of money market fund investments at December 31, 2021, and an insignificant amount at December 31, 2020. The money market fund investments for Southwest were insignificant at both balance sheet dates. These investments fall within Level 2 of the fair value hierarchy, due to the asset valuation methods used by money market funds.
Typical non-cash investing activities for the Company and Southwest include capital expenditures that were not paid as of year end that are included in accounts payable totaling approximately $19.4 million. Additionally for Southwest, non-cash investing activities include customer advances applied as contributions toward utility construction activity, such amounts were not significant for the periods presented herein. Also, see Note 2 - Regulated Operations Plant and Leases for information related to right-of-use (“ROU”) assets obtained in exchange for lease liabilities, which are non-cash investing and financing activities. ROU assets and lease liabilities are also subject to non-cash impacts as a result of other factors, such as lease terminations and modifications.
Income Taxes. The asset and liability method of accounting is utilized for the recognition of income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are anticipated to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. For regulatory and financial reporting purposes, investment tax credits (“ITC”) related to gas utility operations are deferred and amortized over the life of related fixed assets. As of December 31, 2021, the Company had cumulative book earnings of approximately $59 million in its foreign jurisdiction. Management previously asserted and continues to assert that all the earnings of Centuri’s Canadian subsidiaries will be permanently reinvested in Canada. As a result, no U.S. deferred income taxes have been recorded related to cumulative foreign earnings.
The Financial Accounting Standards Board (the “FASB”) issued guidance to allow an accounting policy election of either (i) treating taxes attributable to future taxable income related to Global Intangible Low-Taxed Income (“GILTI”) as a current period expense when incurred or (ii) recognizing deferred taxes for temporary differences expected to reverse as GILTI in future years. The Company has elected to treat GILTI as a current period cost when incurred and has considered the estimated 2021 GILTI impact, which was immaterial, to its 2021 tax expense.
Deferred Purchased Gas Costs. The various regulatory commissions have established procedures to enable the rate-regulated companies to adjust billing rates for changes in the cost of natural gas purchased. The difference between the current cost of gas purchased and the cost of gas recovered in billed rates is deferred. Generally, these deferred amounts are recovered or refunded within one year.
In mid-February 2021, the central U.S. (from south Texas to North Dakota and the eastern Rocky Mountains) experienced extreme cold temperatures, which increased natural gas demand and caused supply issues due to wellhead freeze-offs, power outages, or other adverse operating conditions upstream of Southwest’s distribution systems. These conditions caused daily natural gas prices to reach unprecedented levels. During this time, Southwest secured natural gas supplies, albeit at substantially higher prices, maintaining service to its customers. The incremental cost for these supplies was approximately $250 million, funded using a 364-day $250 million term loan executed in March 2021 (see Note 8 - Debt). The incremental gas costs were included, for collection from customers, as part of the purchased gas adjustment (“PGA”) mechanisms.
Prepaid and other current assets. Prepaid and other current assets for Southwest and the Company include, among other things, accrued purchased gas costs of $52 million in 2021 and $29 million in 2020, and gas pipe materials and operating supplies of $62.9 million in 2021 and $50 million in 2020 (carried at weighted average cost). Additionally, at the Company, there was $4.5 million in gas pipe materials and operating supplies in 2021 relating to Questar Pipelines, for a total of $67.4 million.
In the third quarter of 2021, the Company and Southwest classified certain assets associated with its previous corporate headquarters as held for sale. As a result, the Company and Southwest reclassified approximately $31 million from Net regulated operations plant to Prepaid and other current assets on their respective Consolidated Balance Sheets during the third quarter of 2021; this was a non-cash item and therefore did not impact the Company’s or Southwest’s respective Consolidated Statements of Cash Flows.
Goodwill. As required by U.S. GAAP, goodwill is assessed for impairment annually, or more frequently, if circumstances indicate impairment to the carrying value of goodwill may have occurred. The goodwill impairment analysis was conducted as of October 1st using a qualitative assessment, as permitted by U.S. GAAP. Management of the Company and Southwest considered its reporting units and segments and determined that they remained consistent between periods presented below, and that no change was necessary with regard to the level at which goodwill is assessed for impairment. The Company and Southwest determined that it is not more likely than not that the fair values of the reporting units were less than their carrying amounts in either 2021 or 2020. Thus, no impairment was recorded in either year.
The Riggs Distler acquisition that was completed in August 2021 (see further discussion in Note 15 - Business Acquisitions) was deemed a stock purchase for tax purposes, and as a result, only pre-acquisition goodwill that was historically tax-deductible by Riggs Distler will continue to be deductible for tax purposes by the Company. The Questar Pipelines acquisition in December 2021 (also included in Note 15 - Business Acquisitions) was considered an asset purchase for tax purposes. As a result, goodwill associated with Questar Pipelines is expected to be tax deductible. Given the Company’s acquisition of Questar Pipelines occurred on December 31, 2021, the Company will assess related goodwill in association with the annual impairment assessment processes starting in 2022. Goodwill in Southwest’s natural gas distribution segment and in all of the Company’s operations, is reflected in their Consolidated Balance Sheets as follows (and as applicable):

(Thousands of dollars)	Natural Gas Distribution	Utility Infrastructure Services	Pipeline and Storage	Total Company
Balance, December 31, 2019	$10,095	$332,928	$—	$343,023
Foreign currency translation adjustment	—	2,161	—	2,161
Balance, December 31, 2020	10,095	335,089	—	345,184
Additional goodwill from Riggs Distler acquisition	—	449,501	—	449,501
Additional goodwill from Questar Pipelines acquisition	—	—	986,179	986,179
Foreign currency translation adjustment	—	468	—	468
Balance, December 31, 2021	$10,095	$785,058	$986,179	$1,781,332
Other Current Liabilities. Management recognizes in its balance sheets various liabilities that are expected to be settled through future cash payment within the next twelve months, including certain regulatory liabilities (refer to Note 5 - Regulatory Assets and Liabilities), customary accrued expenses for employee compensation and benefits, and declared but unpaid dividends.
Accumulated Removal Costs. Approved regulatory practices allow Southwest and Questar Pipelines to include in depreciation expense a component intended to recover removal costs associated with regulated operations plant retirements. In accordance with the Securities and Exchange Commission (“SEC”) position on presentation of these amounts, management reclassifies estimated removal costs from Accumulated depreciation to Accumulated removal costs within the liabilities section of the Consolidated Balance Sheets. Management regularly updates the estimated accumulated removal costs as amounts fluctuate between periods depending on the level of replacement work performed (and actual cost experience) compared to the estimated cost of removal in rates.
Gas Operating Revenues. Southwest recognizes revenue when it satisfies its performance by transferring gas to the customer. Natural gas is delivered and “consumed” by the customer simultaneously. Revenues are recorded when customers are billed. Customer billings are substantially based on monthly meter reads and include certain other charges assessed monthly, and are calculated in accordance with applicable tariffs and state and local laws, regulations, and related agreements. An estimate of the margin associated with natural gas service provided, but not yet billed, to residential and commercial customers from the latest meter read date to the end of the reporting period is also recognized as accrued utility revenue. Revenues also include the net impacts of margin tracker/decoupling accruals based on criteria in U.S. GAAP for rate-regulated entities associated with alternative revenue programs. All of Southwest’s service territories have decoupled rate structures, which are designed to eliminate the direct link between volumetric sales and revenue, thereby mitigating the impacts of unusual weather variability and conservation on margin. See Note 3 - Revenue.
Utility Infrastructure Services Revenues. The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Revenues are recorded for long-term fixed-price contracts in a pattern that reflects the transfer of control of promised goods and services to the customer over time. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs. Changes in job performance, job conditions, and final contract settlements are factors that influence management’s assessment of total contract value and the total estimated costs to complete those contracts. Revisions in estimates of costs and earnings during the course of work are reflected in the accounting period in which the facts requiring revision become known. If a loss on a contract becomes known or is anticipated, the entire amount of the estimated ultimate loss is recognized at that time in the financial statements. Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model. See Note 3 - Revenue.
Intercompany Transactions. Centuri recognizes revenues generated from contracts with Southwest (see Note 13 - Segment Information). The accounts receivable balance, revenues, and associated profits are included in the consolidated financial statements of the Company and Southwest and were not eliminated during consolidation in accordance with accounting treatment for rate-regulated entities.
Utility Infrastructure Services Expenses. Centuri’s utility infrastructure services expenses in the Consolidated Statements of Income includes payroll expenses, office and equipment rental costs, subcontractor expenses, training, job-related materials, gains and losses on equipment sales, and professional fees.
Net Cost of Gas Sold. Components of net cost of gas sold include natural gas commodity costs (fixed-price and variable-rate), pipeline capacity/transportation costs, and actual settled costs of natural gas derivative instruments, where relevant. Also included are the net impacts of PGA deferrals and recoveries, which by their inclusion, result in net cost of gas sold overall that is comparable to amounts included in billed gas operating revenues. Differences between amounts incurred with suppliers, transmission pipelines, etc. and amounts already included in customer rates, are temporarily deferred in PGA accounts pending inclusion in customer rates.
Operations and Maintenance Expense. Operations and maintenance expense includes Southwest’s operating and maintenance costs associated with serving utility customers and maintaining its distribution and transmission systems, uncollectible customer accounts expense, administrative and general salaries and expense, employee benefits expense excluding relevant non-service cost components, and legal expense (including injuries and damages).
Depreciation and Amortization. Regulated operations plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, as approved by the appropriate regulatory agency. When plant is retired from service, the original cost of plant, including cost of removal, less salvage, is charged to the accumulated provision for depreciation. See also discussion regarding Accumulated Removal Costs above. Other regulatory assets, including acquisition adjustments, are amortized when appropriate, over time periods authorized by regulators. Non-regulated operations, including utility infrastructure services-related property and equipment are depreciated on a straight-line method based on the estimated useful lives of the related assets. Costs and gains related to refunding regulated operations debt and debt issuance expenses are deferred and amortized over the weighted-average lives of the new issues and become a component of interest expense.
Allowance for Funds Used During Construction (“AFUDC”). AFUDC represents the cost of both debt and equity funds used to finance regulated operations plant construction. AFUDC is capitalized as part of the cost of regulated operations plant. The debt portion of AFUDC is reported in the Company’s and Southwest’s Consolidated Statements of Income as an offset to Net interest deductions and the equity portion is reported as Other income. Regulated operations plant construction costs, including AFUDC, are recoverable as part of authorized rates through depreciation when completed projects are placed into operation, and general rate relief is requested and granted. AFUDC, disaggregated by type, included in the Company’s and Southwest’s Consolidated Statements of Income are presented in the table below:

(Thousands of dollars)	2021	2020	2019
AFUDC:
Debt portion	$1,046	$3,202	$4,558
Equity portion	—	4,724	4,161
AFUDC capitalized as part of regulated operations plant	$1,046	$7,926	$8,719
AFUDC rate	0.96%	5.51%	5.36%
Debt and equity AFUDC were impacted in 2021 by the amount of short-term debt outstanding based on the regulatory formula for each component.
Other Income (Deductions). The following table provides the composition of significant items included in Other income (deductions) on the Consolidated Statements of Income:

(Thousands of dollars)	2021	2020	2019
Southwest Gas Corporation – natural gas distribution segment:
Change in COLI policies	$8,800	$9,200	$17,400
Interest income	5,113	4,015	6,356
Equity AFUDC	—	4,724	4,161
Other components of net periodic benefit cost	(14,021)	(20,022)	(15,059)
Miscellaneous income and (expense)	(4,451)	(4,507)	(3,341)
Southwest Gas Corporation – total other income (deductions)	(4,559)	(6,590)	9,517
Utility infrastructure services segment:
Foreign transaction gain (loss)	(22)	(16)	546
Equity in earnings of unconsolidated investment – Western	226	80	439
Miscellaneous income and (expense)	863	(271)	(519)
Centuri – total other income (deductions)	1,067	(207)	466
Corporate and administrative	(7)	8	102
Consolidated Southwest Gas Holdings, Inc. - total other income (deductions)	$(3,499)	$(6,789)	$10,085
Included in the table above is the change in COLI policies (including net death benefits recognized). Current tax regulations provide for tax-free treatment of life insurance (death benefit) proceeds. Therefore, changes in the cash surrender value components of COLI policies, as they progress towards the ultimate death benefits, are also recorded without tax consequences.
Derivatives. In managing its natural gas supply portfolios, Southwest has historically entered into fixed- and variable-price contracts, which qualify as derivatives. Additionally, Southwest previously utilized fixed-for-floating swap contracts (“Swaps”) to supplement its fixed-price contracts. The fixed-price contracts, firm commitments to purchase a fixed amount of gas in the future at a fixed price, qualify for the normal purchases and normal sales exception that is allowed for contracts that are probable of delivery in the normal course of business, and are exempt from fair value reporting. The variable-price contracts qualify as derivative instruments; however, because the contract price is the prevailing price at the future transaction date, no fair value adjustment is required. In consultation with its regulators, management does not currently anticipate entering into new Swaps in the near term; the remaining Swaps matured in October 2020. Southwest does not utilize derivative financial instruments for speculative purposes, nor does it have trading operations.
Previously, Southwest entered into two forward-starting interest rate swaps (“FSIRS”). One of the FSIRS became fully amortized in the third quarter of 2020, with one FSIRS remaining to be amortized in 2022. The settled position for the remaining FSIRS is immaterial and will continue to be amortized from Accumulated other comprehensive income (loss) into interest expense.
Foreign Currency Translation. Foreign currency-denominated assets and liabilities of consolidated subsidiaries are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of accumulated other comprehensive income within stockholders’ equity. Results of operations of foreign subsidiaries are translated using the monthly weighted-average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in Other income and (expenses) of the Company. Gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are reported in Other comprehensive income, if applicable.
Earnings Per Share. Basic earnings per share (“EPS”) in each period of this report were calculated by dividing net income attributable to Southwest Gas Holdings, Inc. by the weighted-average number of shares during those periods. Diluted EPS includes additional weighted-average common stock equivalents (performance shares and restricted stock units). Unless otherwise noted, the term “Earnings Per Share” refers to Basic EPS. A reconciliation of the denominator used in Basic and Diluted EPS calculations is shown in the following table:

(In thousands)	2021	2020	2019
Weighted average basic shares	59,145	55,998	54,245
Effect of dilutive securities:
Management Incentive Plan shares	—	—	12
Restricted stock units (1)	114	78	55
Weighted average diluted shares	59,259	56,076	54,312
(1) The number of securities granted for 2021, 2020, and 2019 includes 104,000, 69,000, and 46,000 performance shares, respectively, the total of which was derived by assuming that target performance will be achieved during the relevant performance period.
Redeemable Noncontrolling Interests. In connection with the acquisition of Linetec in November 2018, the previous owner retained a 20% equity interest in Linetec, the reduction of which is subject to certain rights based on the passage of time or upon the occurrence of certain triggering events. Additionally, in November 2021, certain members of Riggs Distler management acquired a 1.42% interest in Drum Parent LLC, formerly Drum Parent, Inc., which is subject to certain rights based on the passage of time or upon the occurrence of certain triggering events. See Note 14 - Redeemable Noncontrolling Interests.
Recent Accounting Standards Updates.
Accounting pronouncements adopted in 2021:
In December 2019, the FASB issued ASU 2019-12 “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes.” The update simplifies the accounting for income taxes by removing certain exceptions to the general principles, as well as improving consistent application in Topic 740 by clarifying and amending existing guidance. The Company and Southwest adopted the update in the first quarter of 2021, the impact of which was not material to the consolidated financial statements of the Company or Southwest.
In October 2021, the FASB issued ASU 2021-08 “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers.” The update amongst other amendments, improves the guidance related to the recognition and measurement of contract assets and liabilities acquired during a business acquisition. The Company and Southwest adopted the update early on a retrospective basis as of January 1, 2021, as permitted, and concluded the impact was not material to the consolidated financial statements of the Company or Southwest. See Note 15 - Business Acquisitions.
Recently issued accounting pronouncements that will be effective in 2022:
In March 2020, the FASB issued ASU 2020-04 “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The update provides optional guidance for a limited time to ease the potential burden in accounting for, or recognizing the effects of, reference rate reform on financial reporting, including when modifying a contract (during the eligibility period covered by the update to the topic) to replace a reference rate affected by reference rate reform. The update applies only to contracts and hedging relationships that reference the London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued due to reference rate reform. The guidance was eligible to be applied upon issuance on March 12, 2020, and can generally be applied through December 31, 2022, but to date, no further updates have occurred that would extend the optional guidance to the full tenor of LIBOR expiration dates occurring after 2022. Management will monitor the impacts this update might have on the Company’s and Southwest’s consolidated financial statements and disclosures, and will reflect such appropriately, in the event that the optional guidance is elected. See also LIBOR discussion in Note 8 - Debt.
In August 2020, the FASB issued ASU 2020-06 “Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging— Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity.” The update, amongst other amendments, improves the guidance related to the disclosures and earnings per share for convertible instruments and contracts in an entity’s own equity. The update is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years; early adoption was permitted. Management is evaluating the impacts this update might have on the Company’s consolidated financial statements and disclosures.
Subsequent Events. Management monitors events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued or disclosures to be made, and has reflected them where appropriate.